United States
Securities and Exchange Commission
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.   )
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Filed by a Party other than the Registrant ☐
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☐   Preliminary Proxy Statement
☐   Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐   Definitive Proxy Statement
☒   Definitive Additional Materials
☐   Soliciting Material Pursuant to §240.14a-12
The Zweig Fund, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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THE ZWEIG FUND, INC.

101 Munson Street, Greenfield, Massachusetts 01301-9683

Important Notice For Shareholders of The Zweig Fund, Inc.

Dear Shareholder:

We need your help. We recently sent you proxy materials regarding the upcoming Special Meeting of Shareholders of The Zweig Fund, Inc. (the “Fund”), scheduled to be held on March 7, 2017 (the “Meeting”). Our records indicate that we have not received your voting instructions on the important proposal to be presented at this Meeting. Please take a moment now to cast your vote so that your shares may be represented. Another copy of your proxy card(s) has been enclosed. Your vote is critical to the outcome of this Meeting.

After careful review, the Fund’s Board has unanimously approved the proposal detailed in your proxy materials and is recommending that shareholders vote FOR the proposal.

Should you have any questions regarding the proposals, please call Georgeson LLC, the fund’s proxy solicitor, toll-free at 1-888-497-9677. If you have voted since the mailing of this letter, we apologize for the follow up mailing and thank you for your participation.

Every vote matters, no matter the size of your holdings.

Please take a moment now to cast your vote using one of the options listed below:

1. Vote Online—log onto the website listed on the enclosed voting instruction form;

2. Vote by Touch-Tone Phone—call the toll free number on the voting instruction form; or

3. Vote by Mail—complete and return your voting instruction form in the postage paid envelope provided.

Remember, your vote is very important and counts. Please exercise your shareholder rights and vote today.

Thank you for your assistance with this important matter.

VIRTUS TOTAL RETURN FUND

101 Munson Street, Greenfield, Massachusetts 01301-9683

Important Notice for Shareholders of Virtus Total Return Fund

Dear Shareholder:

We need your help. We recently sent you proxy materials regarding the upcoming Special Meeting of Shareholders of Virtus Total Return Fund (the “Fund”), scheduled to be held on March 7, 2017 (the “Meeting”). Our records indicate that we have not received your voting instructions on the important proposal to be presented at this Meeting. Please take a moment now to cast your vote so that your shares may be represented. Another copy of your proxy card(s) has been enclosed. Your vote is critical to the outcome of this Meeting.

After careful review, the Fund’s Board has unanimously approved the proposal detailed in your proxy materials and is recommending that shareholders vote FOR the proposal.

Should you have any questions regarding the proposals, please call Georgeson LLC, the fund’s proxy solicitor, toll-free at 1-866-413-5901. If you have voted since the mailing of this letter, we apologize for the follow up mailing and thank you for your participation.

Every vote matters, no matter the size of your holdings.

Please take a moment now to cast your vote using one of the options listed below:

1. Vote Online—log onto the website listed on the enclosed voting instruction form;

2. Vote by Touch-Tone Phone—call the toll free number on the voting instruction form; or

3. Vote by Mail—complete and return your voting instruction form in the postage paid envelope provided.

Remember, your vote is very important and counts. Please exercise your shareholder rights and vote today.

Thank you for your assistance with this important matter.